POWER OF ATTORNEY

                                 WITH RESPECT TO

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Company Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

February 11, 2003

/s/ DANNY L. HALE
------------------------------
Danny L. Hale
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Casey J. Sylla and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Company Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 4, 2003

/s/ THOMAS J. WILSON, II
------------------------------
Thomas J. Wilson, II
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

               ALLSTATE LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Company Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 4, 2003

/s/ CASEY J. SYLLA
------------------------------
Casey J. Sylla
Director, Chairman of the Board and President